Exhibit 10.21

Execution Version

AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT

This AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is entered into as of June 22, 2015 (the “Execution Date”) , but is effective as of June 1, 2015 (the “Effective Date”), by and among FTS International Services, LLC, as Grantor, (the “Grantor”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“US Bank”), in its capacity as agent for the Noteholders (as defined below) (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture dated as of April 16, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”) by and among FTS INTERNATIONAL, INC., a Delaware corporation as issuer (the “Issuer”) the guarantors party thereto and US Bank as trustee, the Issuer has issued $500,000,000 aggregate principal amount of its 6.250% Senior Secured Notes due 2022 (the “Notes”);

WHEREAS, Grantor has agreed, under that certain Security Agreement dated as of April 16, 2014 (the “Security Agreement”), to grant to Agent, for the benefit of the Trustee, Agent and the holders of the Notes (the “Noteholders”), a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations;

WHEREAS, pursuant to the Security Agreement, Grantor executed and delivered to Agent, for the benefit of the Trustee, Agent and the Noteholders, (a) a Trademark Security Agreement, dated as of April 16, 2014 and (b) a Trademark Security Agreement, dated as of March 31, 2015 (together, the “Existing Trademark Security Agreements”); and

WHEREAS, pursuant to the Security Agreement, Grantor is executing and delivering to Agent, for the benefit of the Trustee, Agent and the Noteholders, this Amended and Restated Trademark Security Agreement to amend and restate the terms of the Existing Trademark Security Agreements;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1.             DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture, and this Trademark Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.             GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of the

Trustee, Agent and the Noteholders, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a)           all of its Trademarks, Intellectual Property and Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)           all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Intellectual Property License, and

(c)           all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Intellectual Property License, in each case, to the extent that such property constitutes ABL Collateral.

3.             SECURITY FOR SECURED OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantor to Agent or the Trustee, or to any Noteholder, or any of them, whether or not they are unenforceable or not allowable due to the existence of an insolvency or liquidation proceeding involving Grantor.

4.             SECURITY AGREEMENT.  The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Trustee, Agent and the Noteholders, pursuant to the Security Agreement.  Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5.             AUTHORIZATION TO SUPPLEMENT.  If Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto.  Grantor shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration.  Without limiting Grantor’s obligations under this Section, Grantor hereby authorizes Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of Grantor.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

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6.             COUNTERPARTS.  This Trademark Security Agreement is an Indenture Document.  This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement.  Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement.  Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

7.             CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION.  THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

8.             AMENDMENT AND RESTATEMENT. This Trademark Security Agreement is an amendment and restatement of the Existing Trademark Security Agreements.  All terms and provisions of this Trademark Security Agreement supersede, and amend and restate, in their entirety the Existing Trademark Security Agreements, except for (a) the Secured Obligations (as defined in the Existing Trademark Security Agreements) which shall survive and be renewed, extended, amended and restated by the terms of this Trademark Security Agreement and (b) the liens and security interests in the Trademark Collateral (as defined in the Existing Trademark Security Agreements) and any other assets or property of Grantor that were created, granted and/or perfected by the Existing Trademark Security Agreements or any other Indenture Documents, all of which liens and security interests shall continue and remain valid, binding and enforceable liens and security interests in the Trademark Collateral and such other assets and property.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the Execution Date, but effective as of the Effective Date.

GRANTOR:	FTS INTERNATIONAL SERVICES, LLC

	By:	/s/ Michael J. Doss
Name: Michael J. Doss
Title: Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT]

AGENT:	ACCEPTED AND ACKNOWLEDGED BY:

U.S. BANK NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Muriel Shaw
Name: Muriel Shaw
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT]

SCHEDULE I

AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

UNITED STATES TRADEMARKS

U.S. Registrations:

Owner	Registration Number	Description
FTS International Services, LLC	4416031	Aquacor (design in blue) (International Classes 009 & 040)
FTS International Services, LLC	4416030	Aquacor (International Classes 009 & 040)
FTS International Services, LLC	4054905	CHL
FTS International Services, LLC	3497579	CITRINE
FTS International Services, LLC	3322250	CS-POLYBREAK 210
FTS International Services, LLC	4636429	DIAMOND
FTS International Services, LLC	4451132	DIAMOND design
FTS International Services, LLC	4189683	ECO GREEN
FTS International Services, LLC	4675488	ENERGIZE YOUR CAREER
FTS International Services, LLC	4151986	ENERGY SOLUTIONS. WORLDWIDE.
FTS International Services, LLC	4193471	“F” (shield design)
FTS International Services, LLC	4193472	“F” (shield design in color)
FTS International Services, LLC	4185461	“F” (stylized design)
FTS International Services, LLC	4204838	“F” (stylized design in color)
FTS International Services, LLC	4313998	F FTS INTERNATIONAL (horizontal design plus words)
FTS International Services, LLC	4318050	F FTS INTERNATIONAL (horizontal design plus words in color)
FTS International Services, LLC	4313999	F FTS INTERNATIONAL (vertical design plus words)
FTS International Services, LLC	4314000	F FTS INTERNATIONAL (vertical design plus words in color)
FTS International Services, LLC	4636479	F FTS INTERNATIONAL Unconventional by Design (horizontal design plus words)
FTS International Services, LLC	4011448	FRAC TECH

Owner	Registration Number	Description
FTS International Services, LLC	3522979	FT Frac Tech (logo & design)
FTS International Services, LLC	4313997	FTS INTERNATIONAL
FTS International Services, LLC	4471425	FTS INTERNATIONAL MANUFACTURING
FTS International Services, LLC	4329229	FTS INTERNATIONAL PROPPANTS
FTS International Services, LLC	4332747	FTS INTERNATIONAL SERVICES
FTS International Services, LLC	4388204	FTS INTERNATIONAL WIRELINE
FTS International Services, LLC	4332750	FTSI
FTS International Services, LLC	4290177	FTSI PROPPANTS
FTS International Services, LLC	3437249	JADE
FTS International Services, LLC	4214082	NPD
FTS International Services, LLC	4108769	NPD-2000
FTS International Services, LLC	4177022	NPD-3000
FTS International Services, LLC	3428709	OPAL
FTS International Services, LLC	4210164	PFP
FTS International Services, LLC	3393387	PLATINUM
FTS International Services, LLC	3383301	RUBY
FTS International Services, LLC	4159362	SLICKWATER GREEN
FTS International Services, LLC	4159141	SW-GREEN
FTS International Services, LLC	3393386	TURQUOISE
FTS International Services, LLC	4018863	VS (design)

U.S. Applications:

Owner	Application Number	Description
FTS International Services, LLC	86/536,238	Aquacor (design) (International Class 001)
FTS International Services, LLC	86/536,206	Aquacor (International Class 001)
FTS International Services, LLC	86/314,435	JobPilot
FTS International Services, LLC	86/422,348	JobPilot (design)
FTS International Services, LLC	86/436,112	NuFlo
FTS International Services, LLC	86/469,748	Unconventional by Design (word)

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